UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2008

FIFTH THIRD BANCORP

(Exact Name of Registrant as Specified in Its Charter)

OHIO

(State or Other Jurisdiction of Incorporation)

0-8076	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(513) 534-5300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This report contains statements about Fifth Third Bancorp (“Fifth Third”) that we believe are “forward-looking statements” within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to those described in the risk factors set forth in our most recent Form 10-K. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.

There are a number of important factors that could cause our future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically, the real estate market, either national or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) our ability to maintain required capital levels and adequate sources of funding and liquidity; (7) changes and trends in capital markets; (8) competitive pressures among depository institutions increase significantly; (9) effects of critical accounting policies and judgments and the use of estimates for results of current or future periods; (10) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (11) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged; (12) ability to maintain favorable ratings from rating agencies; (13) fluctuation of Fifth Third’s stock price; (14) ability to attract and retain key personnel; (15) ability to receive dividends from its subsidiaries; (16) the potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (17) effects of accounting or financial results of one or more acquired entities; (18) difficulties in combining the operations of acquired entities; (19) ability to secure confidential information through the use of computer systems and telecommunications networks; and (20) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.

You should refer to our periodic and current reports filed with the SEC for further information on other factors which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this report.

Item 8.01	Other Events

On June 25, 2008, Fifth Third closed the public offering of 11,075,000 Depository Shares (the “Depositary Shares”), each representing a 1/250th interest in a share of 8.50 % Non-Cumulative Perpetual Convertible Preferred Stock, Series G, no par value and with a liquidation preference of $25,000 per share (the “Series G Preferred Stock”), pursuant to an Underwriting Agreement dated June 18, 2008 (the “Underwriting Agreement”) among Fifth Third and Goldman, Sachs & Co., as representative of the several Underwriters named in the Underwriting Agreement. The Depositary Shares and the Series G Preferred Stock were registered by Fifth Third pursuant to an automatic shelf registration statement on Form S-3 (SEC File No. 333-141560) filed with the Securities and Exchange Commission on March 26, 2007, as amended on April 28, 2008 (the “Registration Statement”).

The following documents are filed with this Form 8-K: (a) the Deposit Agreement dated June 25, 2008 between Fifth Third, Wilmington Trust Company, as depositary and conversion agent and American Stock Transfer & Trust Company, LLC, as transfer agent, and all holders from time to time of Receipts described therein (b) the form of Certificate Representing the 8.50 % Non-Cumulative Perpetual Convertible Preferred Stock, Series G (44,300 shares of which were issued to Wilmington Trust Company, as Depositary), and (c) the form of Depositary Receipt (11,075,000 of which were issued to Cede & Co.).

On June 24, 2008, Fifth Third filed a Certificate of Amendment (the “Amendment”) to the Second Amended Articles of Incorporation, as amended, of Fifth Third for the purpose of fixing the designations, preferences, limitations and relative rights of its Series G Preferred Stock. A copy of the Amendment is filed as Exhibit 4.1 to this Form 8-K.

The foregoing description of the Depositary Shares and the Series G Preferred Stock and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

4.1	Certificate of Amendment to the Second Amended Articles of Incorporation of Fifth Third Bancorp, as amended, with respect to its 8.50% Non-Cumulative Perpetual Convertible Preferred Stock, Series G dated June 24, 2008.

4.2	Form of Certificate Representing the 8.50% Non-Cumulative Perpetual Convertible Preferred Stock, Series G.

4.3	Deposit Agreement dated June 25, 2008, between Fifth Third Bancorp, Wilmington Trust Company, as depositary and conversion agent and American Stock Transfer & Trust Company, LLC, as transfer agent, and all holders from time to time of Receipts described therein.

4.4	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.3).

4.5	Tax Opinion of Alston & Bird LLP dated June 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP (Registrant)

June 25, 2008	/s/ PAUL L. REYNOLDS
Paul L. Reynolds Executive Vice President, Secretary and General Counsel